UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 28, 2022

NextPlay Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	001-38402	26-3509845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1560 Sawgrass Corporate Parkway, Suite 130, Sunrise, Florida	33323
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 888-9779

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	NXTP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 28, 2022, NextPlay Technologies, Inc., a Nevada corporation (the “Company”), entered into a series of agreements whereby it agreed to sell its travel and media businesses to TGS Esports Inc. (“TGS”), a British Columbia corporation listed for trading on the Canadian TSX Venture Exchange (the “TSXV”), in exchange for securities of TGS (the “Transaction”). The Transaction has not yet been consummated and is subject to various closing conditions including, without limitation, TSXV’s consent and approval of the Transaction, approval of the Transaction and certain related matters by TGS’ shareholders and consummation of a financing by TGS. Following the closing of the Transaction, the Company will continue to operate its remaining business units, including its HotPlay, NextFintech and NextBank lines of business.

Securities Exchange Agreement

Pursuant to that certain securities exchange agreement (the “Securities Exchange Agreement”) by and among TGS on the one hand and the Company, William Kerby and Donald P. Monaco, on the other hand, TGS agreed to acquire (i) all of the outstanding equity interests (the “NextTrip Interests”) the Company, Mr. Kerby and Mr. Monaco hold in NextTrip Group, LLC (“NextTrip”), a Florida limited liability company and direct subsidiary of the Company, pursuant to which NextTrip would become a wholly-owned subsidiary of TGS (the “NextTrip Sale”); and (ii) all of the equity interests (the “Reinhart Interests,” and, together with the NextTrip Interests, the “Interests”) the Company holds in Reinhart Interactive TV AG, a Switzerland Aktiengesellschaft which operates the Zappware business (“Reinhart” and, together with NextTrip, the “Divested Entities”), pursuant to which Reinhart would become a partially-owned subsidiary of TGS (the “Reinhart Sale”). In exchange for the Interests, and pursuant to the terms of the Securities Exchange Agreement, TGS has agreed to issue (i) $12.2 million in newly created nonvoting preferred shares (the “Preferred Shares”) to the Company, or 232,380,952 Preferred Shares and (ii) an aggregate of $3.66 million in TGS common shares to Kerby and Monaco, or 69,714,286 TGS common shares, of which 11,619,048 TGS common shares will be held in escrow pursuant to that certain Stock Escrow Agreement to be executed at closing as described below.

Prior to the execution of the Securities Exchange Agreement, NextTrip issued an aggregate of 915,000 units in NextTrip to Messrs. Kerby and Monaco to resolve certain management unit issuances provided for in NextTrip’s Operating Agreement as consideration for services rendered. Kerby is the current Co-Chief Executive Officer and a director of the Company and Mr. Monaco is a director of the Company.

As a condition of closing the Transaction, TGS shall hold a shareholder meeting as soon as reasonably practicable to approve the Transaction, the form of Amendment to Articles of TGS (as described below), a 40:1 share consolidation (reverse stock split) and related matters (collectively, the “Transaction Proposals”). In connection with the shareholder meeting, TGS is also obligated to file a circular with the Canadian securities authorities in accordance with Canadian law and the policies of the TSXV.

In addition, in order to induce the Company to enter into the Securities Exchange Agreement, certain TGS shareholders agreed to enter into a voting support agreement pursuant to which they agreed to vote their TGS common shares in favor of the Transaction Proposals.

The Securities Exchange Agreement contains certain termination rights for both the Company and TGS.

At the closing of the Transaction, the board of directors of TGS will consist of seven members, five of whom will be designated by Messrs. Kerby and Monaco and two of which will be designated by Mr. Spiro Khouri of TGS.

The Securities Exchange Agreement has been attached as an exhibit to this Current Report on Form 8-K to provide investors and securityholders with information regarding its terms. It is not intended to provide any other factual information about the Company, TGS or the Divested Entities or to modify or supplement any factual disclosures about the Company in its public reports filed with the Securities and Exchange Commission (the “SEC”). The Securities Exchange Agreement includes representations, warranties and covenants of the Company, TGS and/or the Divested Entities made solely for the purpose of the Securities Exchange Agreement and solely for the benefit of the parties thereto in connection with the negotiated terms of the Securities Exchange Agreement. Investors should not rely on the representations, warranties and covenants in the Securities Exchange Agreement or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, TGS, the Divested Entities or any of their respective affiliates. Moreover, certain of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to SEC filings or may have been used for purposes of allocating risk among the parties to the Securities Exchange Agreement, rather than establishing matters of fact.

TGS Amendment to Articles

As a condition to closing, TGS shall amend its Articles of Incorporation to designate and establish the rights, obligations and privileges of the Preferred Shares, as more particularly described below, which Preferred Shares shall be issued by TGS to the Company at closing of the Transaction. The Amendment to Articles is subject to the approval of the TSXV and the shareholders of TGS.

Voting

The Preferred Shares are non-voting and no holder of Preferred Shares, unless otherwise provided by law, is entitled to receive notice of and to attend meetings of shareholders of TGS.

Dividends

No dividend or other distribution will be paid, declared or set apart for payment in respect of any TGS common shares or shares of any other class ranking junior to the Preferred Shares in respect of dividends unless a dividend is paid or declared and set apart for payment in respect of each outstanding Preferred Share in an amount at least equal to the product of (i) the amount of dividends paid, declared or set apart for each share of such other class (calculated on an as-converted to common shares basis) and (ii) the number of shares into which each Preferred Share is then convertible, prior to any such dividend being paid to common holders.

Liquidation

Upon the occurrence of a TGS liquidation event (dissolution, merger/acquisition or sale or related transactions), the holders of Preferred Shares are entitled, in preference to the rights of holders of the common shares, for Preferred Share, an amount equal to the initial price of CDN$ 0.068 per share, plus any declared but unpaid dividends on such Preferred Shares.

Redemption

The Preferred Shares: (i) may be redeemed by TGS upon the mutual consent of TGS and the Company, (ii) up to 50% of the Preferred Shares may be redeemed at any time after the date of TGS becoming listed on a U.S. senior exchange (a “Qualified Listing”) but prior to a Distribution (as defined below) upon TGS’ election (with a redemption of more than 50% of the Preferred Shares subject to the Company’s consent), or (iii) at the end of four (4) years from the closing date at the election of the Company. The redemption price per share is equal to the initial price of CDN$ 0.068.

Conversion and Mandatory Distribution

The Preferred Shares are only convertible into TGS common shares by the Company if immediately distributed as a stock dividend to the Company’s stockholders.

The Preferred Shares are convertible at a rate of one TGS common share for each Preferred Share: (i) upon the mutual consent of the Preferred Shares holder (initially, the Company) and TGS or (ii) if, after 12 months from the initial issuance of the Preferred Shares, the Company is required to convert any Preferred Shares in order to be compliant under the US Investment Company Act of 1940.

The Preferred Shares are automatically convertible and distributable (i) upon the completion of a Qualified Listing or (ii) forty-eight (48) months from the closing date; provided, however, that the Company has the option to first require redemption of such Preferred Shares as described above.

The mandatory distribution by a holder of Preferred Shares (initially, the Company) shall be governed by Section 2.2 of that certain Right of First Refusal and Distribution Agreement which will be effective at the closing of the Transaction, the form of which is attached as an exhibit hereto and incorporated by reference herein.

Restrictions on Transfer

The Company may sell the Preferred Shares at any time, provided (i) TGS has a right of first refusal and (ii) TGS must consent to the sale, provided, however, that, in the event that holding the Preferred Shares presents U.S. Investment Company Act of 1940 issues for the Company at any time after the 1-year anniversary of the closing of the Transaction, the Company can (i) sell the Preferred Shares subject to TGS’ right of first refusal, or (ii) if the buyer and/or affiliates of said buyer is greater than a 10% owner of TGS, then TGS must also consent to the sale. An additional description of the right of first refusal is set forth in “Right of First Refusal and Distribution Agreement” described below.

Separation Agreement

Concurrently with the execution of the Securities Exchange Agreement, the Company, NextTrip, Reinhart and TGS entered into a separation agreement (the “Separation Agreement”) to further document the separation of NextTrip and Reinhart from the Company and to assign, transfer and convey certain assets and liabilities held in NextTrip or the Company’s name, respectively, to NextTrip or the Company, respectively, to allow for the separation of the businesses in the Securities Exchange Agreement at closing of the Transaction.

Further, the Separation Agreement terminates certain intercompany agreements and accounts by and between the parties at closing of the Transaction, sets rights related to confidentiality, non-disclosure and maintenance of attorney-client privilege matters and also provides for a mutual release by and among the Company, NextTrip and Reinhart for all pre-closing claims between themselves and their officers, directors, affiliates, successors and assigns.

In addition, the Separation Agreement provides for the contribution of (i) $1.5 million to NextTrip and (ii) an additional $1.5 million in ten (10) equal monthly installments beginning July 1, 2022, in exchange for NextTrip, as of May 1, agreeing to assume the ongoing operating expenses of NextTrip and Reinhart. NextTrip has also agreed to assume payments under that certain payment obligation of the Company pursuant an Amendment to Intellectual Property Purchase Agreement effective May 18, 2021 by and between the Company, IDS Inc., TD Assets Holding LLC, and Ari Daniels in the approximate amount of $2,500,000, provided, however, that, if the Company fails to make any of the above installment payments within five (5) business days of being due, that such IDS payment obligation reverts back to the Company.

Right of First Refusal and Distribution Agreement

At closing of the Transaction, the Company shall enter into a right of first refusal and distribution agreement (the “Right of First Refusal Agreement”), the final form of which is attached hereto and incorporated by reference herein, that governs certain rights between the parties with respect to the subsequent disposition of the TGS Preferred Shares. Specifically, as provided in the form of Amendment to Articles of TGS, (i) TGS has a right of first refusal to purchase the TGS Preferred Shares prior to a proposed sale of the TGS Preferred Shares by the Company in the situations described in “Form of Amendment to Articles of TGS - Restrictions on Transfer” set forth above and (ii) in the event of a conversion of TGS Preferred Shares by the Company into TGS common shares, the Company is obligated to distributed such TGS common shares in a stock dividend to its stockholders as described in “Form of Amendment to Articles of TGS – Conversion and Distribution”. Both the right of first refusal and distribution rights and obligations are set forth in this agreement.

Stock Escrow Agreement

At closing of the Transaction, in connection with the issuance of common shares of TGS to Messrs. Kerby and Monaco, the parties shall enter into a stock escrow agreement (the “Stock Escrow Agreement”), a form of which is attached hereto and incorporated by reference herein, whereby 11,619,048 TGS common shares, or 16.67% of the TGS common shares received by Kerby and Monaco in the Securities Exchange Agreement, will be held in escrow (the “Escrow Shares”). The Escrow Shares will be held by the escrow agent for a period of up to four (4) years (the “Escrow Period”) at which point, if the following conditions have not been met, such Escrow Shares will be canceled and returned to TGS’ treasury: (i) the TGS common share trading price at the time of a conversion of Preferred Shares by the Company occurs is at or above $0.06375 (a 115% premium on the closing price), or (ii) the Preferred Shares are sold or redeemed by the Company at or above a price of $14,030,000 (a 115% premium). The Escrow Shares will have voting rights during the Escrow Period following consummation of the Transaction.

***

The preceding summaries do not purport to be complete and are qualified in their entirety by reference to the Securities Exchange Agreement, form of Amendment to Articles of TGS, Separation Agreement, form of Right of First Refusal and Distribution Agreement and form of Stock Escrow Agreement are subject to, and qualified in their entirety by, the terms of said documents attached as Exhibits 2.1, 10.1, 10.2, 10.3 and 10.4 hereto, respectively, which are incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

On June 29, 2022, the Company issued a press release announcing the Transaction. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibit 99.1 contains forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

The information set forth under Item 7.01 of this Current Report on Form 8-K (“Current Report”), including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

2.1*	Securities Exchange Agreement, dated June 28, 2022.
10.1	Form of Amendment of Articles of TGS Esports Inc. for Preferred Shares.
10.2	Separation Agreement, dated as of June 28, 2022.
10.3	Form of Right of First Refusal and Distribution Agreement.
10.4	Form of Stock Escrow Agreement.
99.1	Press Release, dated June 29, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for any exhibits or schedules so furnished. A list identifying the contents of all omitted exhibits and schedules can be found on page iv of Exhibit 2.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTPLAY TECHNOLOGIES, INC.

Date: June 29, 2022	By:	/s/ Nithinan Boonyawattanapisut
Name: Nithinan Boonyawattanapisut Title: Co-Chief Executive Officer